UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2022

CarGurus, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38233	04-3843478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2 Canal Park, 4th Floor

Cambridge, Massachusetts 02141

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (617) 354-0068

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	CARG	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On May 25, 2022, CarGurus, Inc. (the “Company”) hosted an Investor Day conference in Boston, MA (“Investor Day”). As previously announced, a live webcast of the Investor Day presentations was made accessible from the Investors section of the Company’s website, https://investors.cargurus.com, and an archive of the presentations will be available there following the event. The Investor Day presentation materials are furnished as Exhibit 99.1 to this Current Report on Form 8-K and are also available on the Investors section of the Company’s website, https://investors.cargurus.com. As part of the Investor Day presentation materials, the Company updated its previously provided financial guidance for the second quarter of 2022 and issued guidance with respect to certain other financial metrics for the same period. Additionally, the Company expects to use the Investor Day presentation materials, in whole or in part, and possibly with modifications, from time to time after the Investor Day conference in connection with presentations to potential investors, industry analysts and others.

The information in this Item 7.01 and in Exhibit 99.1 hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	CarGurus, Inc. Investor Day Presentation Materials (May 25, 2022).

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARGURUS, INC.

Date: May 25, 2022	By:	/s/ Scot Fredo
Name: Scot Fredo
Title: Chief Financial Officer